UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2023

Getty Images Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41453	87-3764229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

605 5th Ave S. Suite 400
 Seattle, WA 98104

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (206) 925-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	GETY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 7, 2023, Getty Images Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”). Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended, pursuant to a definitive proxy statement filed with the U.S. Securities and Exchange Commission on May 12, 2023 (the “Proxy Statement”). Present at the Annual Meeting in person, electronically or represented by proxy were holders of 317,943,246 shares of Class A Common Stock of the Company, together representing 80.07% of the voting power of the shares of Class A Common Stock of the Company as of the close of business on April 21, 2023, the record date for the Annual Meeting, and constituting a quorum for the transaction of business.

The stockholders of the Company voted on the following proposals at the Annual Meeting, each of which is described in more detail in the Proxy Statement:

1.	To elect three directors to serve until the Company’s 2026 annual meeting of stockholders and until their successors are duly elected and qualified.

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The number of votes cast with respect to each proposal was as indicated below.

1. Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non- Votes
Patrick Maxwell	316,163,869	321,470	1,457,907
James Quella	316,449,444	35,895	1,457,907
Jeffrey Titterton	316,476,960	8,379	1,457,907

Based on the votes set forth above, each director nominee was duly elected to serve until the Company’s 2026 annual meeting of stockholders and until his successor is duly elected and qualified.

2. Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions
317,926,104	11,759	5,383

There were no broker non-votes on this proposal.

Based on the votes set forth above, the stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending on December 31, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2023	GETTY IMAGES HOLDINGS, INC.

	By:	/s/ Kjelti Kellough
	Name:	Kjelti Kellough
	Title:	Senior Vice President, General Counsel, and Corporate Secretary